EXHIBIT 99.1

‘GMXR’ NASDAQ NM

A Natural Gas Producer

Growing

www.gmxresources.com

The date of these presentation materials is April 6, 2004

Long life natural gas reserves

Significant upside potential from behind pipe, workovers & PUDS

Attractive, low risk development projects

Experienced, proven management

GMXR

Name Position	Age	GMX Stock	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	47	13.6%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 29 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	68	14.8%	Co-Founder, former CFO CMI / TEREX NYSE 23 years E & P
Keith Leffel *VP Endeavor Pipeline*	54	options	Formerly Independent, Delhi Pipeline 30 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	47	options	GMX Mar. 2003, Focus energy, Independent 25 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	42	options	23 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	54	options	Management, Hadson, Sante Fe Minerals & Andover. 30 yrs. management E & P.

Reserves Summary *

BCF

BCFE

PDP

9.5

11.6

22%

PDNP

8.8

10.1

19%

PUD

26.8

31.3

59%

Total

45.1

53.0

PV-10

$71,192,100

85% Gas /15% Oil

Core Area Sabine Uplift, East Texas

9,764 Net Acres

200 Future Net Development Locations

Multi Year Development Underway

Sproule Associates, Inc. Jan. 2004

Proforma 12/31/03

Capitalization*

Senior Secured Bank Facility

$6,690,000

Subordinated Notes Due 2007

1,000,000

Common Stock

6,575

Additional Paid-in Capital

20,959,973

Retained Earnings

1,652,017

Total Capitalization $30,308,565

Gives effect to $1 million private placement of subordinated notes and warrants in January 2004

Consolidated Statement of Operations

Year End

12/31/2003

Forecast *

Year End 12/31/04

Total Production BCFE

1.124

1.600

Average Realized Price / Mcfe

$4.79

$5.27

Revenues ($000’s)

$5,388

$8,700

LOE + Tax

($1,212)

($2,000)

G & A

($1,579)

($1,800)

EBITDA

$2,597

$4,900

* Forecast subject to external financing & services being available to GMX as well as pricing & performance expectations; See “Risk Factors” in 10-K.

‘GMXR’

Corporate Strategy

Organic Growth

Harvest Undeveloped Reserves

Create New Proved Reserves

GMX Proved Reserves 01/01/04 *

TOTAL

% TOTAL

TOTAL

PV

%

FORMATIONS

MAPPED HORIZONS

PDP

PDNP

PUD

PROVED

PROVED

10

PV 10

BCFE

BCFE

BCFE

BCFE

% Reserves

21.92%

19.02%

59.06%

Number of Wells / Zone

57

23

68

148

CRETACEOUS

RODESSA

1.02

0.00

0.00

1.02

1.92%

$

999

1.44%

Crane

18

Page

3.95

1.11

5.85

10.92

20.61%

$

19,978

28.82%

PUDS

PETTIT

L Pettet

Burnett

McJimsey

TRAVIS PEAK

22

Roquemore

3.85

2.82

7.24

13.91

26.25%

$

23,735

34.24%

base @ ~ 6750’

PUDS

LOWER

Walton

Christmas

Scott

L. TRAVIS PEAK

4

base @ ~ 8200’

Sanders-Moore

0.01

3.33

1.13

4.47

8.45%

$

5,954

8.59%

PUDS

Stroud

BCD

UPPER

24

Davis

2.25

2.81

16.31

21.37

40.35%

$

18,656

26.91%

JURASSIC

COTTON VALLEY base @ ~ 10000’

PUDS

Taylor

Total

68 PUDs

11.08

10.08

30.53

51.68

$

69,323

NEW MEXICO

0.53

0.00

0.76

1.29

2.43%

$

1,869

GRAND TOTAL

11.61

10.08

31.28

52.97

$

71,192

* Sproule Associates, Inc.

Operational Update

December 2003 GMX / Penn Virginia O&G Agreed to Joint Development

If Area I & II get developed GMX will receive $4mm in cash & cost savings

1st Well is Testing 1,500 mcfgd, Further Completion is Underway

2nd Well is Drilling and Has Encountered Multiple Gas Shows

Pettit

Travis Peak

Cotton Valley

Production Map by Zone Geomap 2000

GMX / PVOG Joint Venture

Three Phased Project

2004 Development Program Area I

8 Wells Planned

GMX 20% Carried Interest 1st Five Wells

GMX Interest - 30%

2004 Development

Program Area III

GMX Interest 100%

2005 Development

Program Area II

GMX Interest - 50%

GMX 20% Carried Interest 1st Four Wells

AMI 20,480 Acres

Area I

Net 5000 Acres

Area III

Net 6500 Acres

AMI

15,360 Acres

Area II

Net 5700 Acres

AMI

22,410 Acres

* Part of slide provided by PVOG; Net Acreage is rounded

‘GMXR’

Operational Update

January 16, 2004 Private Placement of $1,000,000 Senior Subordinated Notes

April 5, 2004 Sold 200,000 Shares @ $5.00 psh = $1,000,000

Three Wells have been Completed.

1,500 net mcfed

Phase III 2004 Current Planned Projects

Project

Cadenhead #2 SWD Convert to salt water disposal well for property

Annie Perry #2 (2 fracs) Massive slick water fracture treatments Cotton Valley

8 INA 1 drill deeper, 1 SWD and plug 6 wells

Drill 2 TP/P Drill 2 Travis Peak wells in Area III

Blocker Estate #2 Convert inactive well

Sanders Moore #2 Change dual to 4 ½” Casing and Commingle TP/P

Leasing Expand lease hold

Gas Lift AP#2, Furrh #4 Increase production from both Cotton Valley wells

Est. Cost $3,950,000 $350,000 Est. avg per month rev

* Subject to pricing & availability to external financing: see “Risk Factors” in 10-K

Growth Stats

2000 2001 2002 2003 2004e *

Production BCFE 1.158 1.778 2.059 1.124 1.60

Op Costs [LOE & Tx (pmcfe)] $1.40 $1.09 $0.83 $1.08 $0.88

Development Costs ($mm) 1.4 19.3 2.8 .18 5.0*

Net GMX wells 1 10.5 0 0 8 **

Proved Reserves*** (BCFE) 72.2 91.8 66.7 2 53

PV 10% ($mm)*** $284 1 $71 $80 $71

* Subject to availability of external financing; ** include 5 carried (1.2 net) PVOG wells; ***Sproule Assoc. Inc. 2004

1 Year end prices > $11.00 pmmbtu; 2 Divested of > 100 producing wells in Kansas 10 BCFE

Annual Production BCFE

* Subject to external financial sources, commodity price & other factors

GMX Historical & Projected Reserve Stats

2000 2001 2002 2003

Proved Developed BCFE 23.8 28.0 20.1 21.0

Proved Undeveloped BCFE 48.4 63.7 46.5 31.3

Total Proved BCFE 72.2 91.8 66.7 53.0

Estimated Net Reserves

p/well BCFE PUDS **

Wells Future Net Development Locations

Travis Peak / Pettit 0.80 * 26 75

Cotton Valley 1.08 * 20 125

* Regional risked average; ** Sproule Associates Inc. 2004

Annualized Growth (98 - 01) 160% While Drilling

* Sproule Associates Inc.; Evaluation of GMX Reserves; January 1, 1999-2004; SEC Proved

Reserves

Attractive Low Risk Development Projects

*Sproule Associates Inc.; Historical Pred. IHS

Average Sales Price

Per MCFE

Hedge $4.79

‘GMXR’ NASDAQ (NMS)

Recent Price $5.65

Reserve Value** $10.80

LT Debt (mil.)/Cap. $7.17/23%

Avg. Daily Vol.* 120,000

52 Week $            Range $0.65-$6.08

Historical Price Range $.63—$12.60

Market Capitalization $38,000,000

Shares Outstanding 6,775,000

Public Float 4,030,000

Insider Ownership 40.5%

*As of 04/06/04, AVD last 30 trading days; **Sproule’s Proven Reserve PV10% / Shares Outstanding

‘GMXR’ Daily Price History *

Secondary Offering 2,300,000 shares

Filed Suit Against Drlg Contractor

Federal Court Victory

Appeals Dropped

1st JV Proposal

PVA JV

Sub Debt

Drilling

Divesting

Marketing

Drilling

No Drilling

*Nasdaq as of 04/06/04

‘GMXR’ Monthly Trading Volumes *

* MSN Money as of 04/06/04

2003-04 ‘GMXR’ Info

2003 Stock Performance 124%

2003 $1.41—$4.50

Recent Price* $5.65

52 Week Price* $.63—$6.08

GMX Well Petrophysical Analysis

• Log indicates rock properties of reservoirs

* As of 04/06/04

‘GMXR’ 2003-04 Price History *

Share Price Weekly Trading Volumes

*Nasdaq as of 04/06/04

‘GMXR’ Stats 12/01/03—4/06/04

Shares Traded 7,000,000

Volume per Day* 120,000

Stock Price Increase 200%

Range per Share $1.30-$6.08

GMX Well Petrophysical Analysis

• Log indicates rock properties of reservoirs

* Last 30 trading days; As of April 6, 2004; numbers rounded except range

Share Price

Closed PV JV

Signed PV LOI

Sub Debt Note

Bank Ext.

Drilling

December 01, 2003—April 6, 2004

Weekly Trading Volumes

*Nasdaq as of 04/06/04

‘GMXR’ Historical Per Share Stats & Current Multiples 1

Forecast

2000 2001 2002 2003 2004e

Net Income $0.29 $0.02 -$0.07 $0.11 $0.45

Stock multiple 50x 11x

Operating Cash Flow 3 $0.45 $0.44 $0.18 $0.33 $0.69

Stock multiple 17x 8x

EBITDA 2 $0.39 $0.75

Stock multiple 14x 7x

*Based on stock price as of April 6, 2004; numbers rounded. 1 Forecast based on weighted average common shares diluted 04/05/04.

2 EDITDA – earnings before interest, income taxes, depreciation and non-cash amortization. 3 EBITDA less interest.

Enterprise Value / EBITDA

Stock Price Mkt. Ent. EV/EBITDA EV/EBITDA EV/ Debt / Proved Dev. / Company 4/2/2004 Cap Value 2003 2004e Proved Res. Cap. Proved Res.

GMX Resources $5.50 $37,262 $43,215 17.0x 6.3x $0.82 28% 41%

Beta Oil & Gas 3.15 39,152 56,097 8.8x 3.5x 1.86 34% 85% Brigham Exp. 7.80 308,589 350,604 8.9x 7.7x 2.61 22% 50% Callon Petroleum 10.35 144,656 459,085 8.4x 4.6x 2.12 70% 42% Carrizo 7.32 134,696 173,638 6.7x 5.9x 2.47 30% 36% Edge Petroleum 13.90 178,356 198,029 9.1x 5.3x 3.10 20% 78% Mission Resources 3.51 120,279 316,541 6.7x 5.4x 1.78 73% 75% Exploration Co. 4.05 94,694 121,691 9.7x 6.0x 4.29 23% 63% Parallel 4.38 110,569 142,536 6.8x NA 1.60 39% 74%

Excluding GMX

Average 8.1x 5.5x $2.48 39% 63% Median 8.6x 5.4x $2.29 32% 69% High 9.7x 7.7x $4.29 73% 85% Low 6.7x 3.5x $1.60 20% 36%

* Balance sheet data for GMX Resources is as of December 31, 2003 and includes the Company’s 1 million private placement in January 2004. * 2003 EBITDA estimated per Company management * Proved reserve information is as of December 31, 2003.

Reconciliation of EBITDA to Net Income

Year End Forecast * 12/31/2003 Year End 12/31/04 Total Production BCFE 1.124 1.600 Average Realized Price / Mcfe $4.79 $5.27 Revenues ($000’s) $5,388 $8,700

LOE + Tax ($1,212) ($2,000) G & A ($1,579) ($1,800)

EBITDA $2,597 $4,900

Interest $439 $390

DD & A $1,550 $1,554

Accretion & Change in Accounting Principle $74

Net Income $535 $2,956

* Forecast subject to external financing & services being available to GMX as well as pricing & performance expectations; See “Risk Factors” in 10-K.

Certain Reserve Information

# The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

# This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

Non-GAAP Financial Information

# This presentation contains forward-looking information concerning financial measures that we use that may be considered “non-GAAP financial measures” under Securities and Exchange Commission rules. Specifically, this presentation contains information concerning 2004 projected operating cash flow (defined as EBITDA less interest) and EBITDA under various pricing scenarios. However, due to the uncertainties associated with projecting various other GAAP line items in the future, including changes to assets and liabilities and the effect of hedge accounting on certain GAAP line items, this reconciliation may not be as complete as reconciliations of our historical non-GAAP information.